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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 1995 appearing on page F-1 of Kaneb Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statement.



PRICE WATERHOUSE LLP

Dallas, Texas
April 28, 1995